UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 12, 2006


                          MONTGOMERY REALTY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                         000-30724              88-0377199
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                 400 Oyster Point Blvd., Suite 415
                South San Francisco, California                   94080
            ----------------------------------------            ----------
            (Address of principal executive offices)            (Zip Code)

                                 (650) 266-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On October 12, 2006, Montgomery completed the closing of its sale of the Ashdale Garden Apartments in Austin, Texas, to The Vincenti Family Trust, an unrelated third party. The existing loan of $1,300,000 was assumed by the buyer.

         Montgomery sold the property for a total sale price of $2,150,000. Montgomery acquired the property in June 2005 and this sale resulted in a gain of approximately $200,000. The net cash proceeds from the sale, after all prorations and similar items, were approximately $743,000.

         Montgomery paid a commission of $64,500 to Diversified Investment & Management Corporation, a property management company 100% owned by Montgomery's majority shareholder, Dinesh Maniar.

         Montgomery has structured the transaction to qualify as a tax-free exchange under Internal Revenue Code Section 1031. Montgomery employed the services of Mark D. Zimmerman to act as Montgomery's qualified exchange accommodator. Mr. Zimmerman executed an Exchange Accommodator Agreement prior to the sale, which agreement calls for Mr. Zimmerman to reinvest the net cash proceeds in qualified replacement property, and to replace the debt on the Ashdale Garden Apartments in the amount of $1,300,000.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

    Exhibit
    Number                   Title of Document                       Location
---------------  --------------------------------------------------  -----------

   Item 10.      Material Contracts
---------------  --------------------------------------------------  -----------
    10.26        Loan Assumption Agreement among The Vincenti        This filing
                 Family Trust, Montgomery Realty Group, Inc.,
                 Dinesh Maniar, and CMR Realty Fund, LLC, dated
                 October 2, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MONTGOMERY REALTY GROUP, INC.



Date:  October 18, 2006                       By: /s/ James T. Graeb
                                                 -------------------------------
                                                 James T. Graeb, General Counsel

                                       2